[Scudder Investments logo]

Scudder Emerging Markets Income Fund

Class AARP and Class S Shares

Annual Report

October 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

Scudder Emerging Markets Income Fund	Ticker Symbol	Fund Number
Class AARP	SEMKX	176
Class S	SCEMX	076

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

Autumn has historically been an unsettling, uncertain season for investors. This fall seems especially unnerving given the US economy's mixed progress toward recovery, continued threats to America's security and ongoing revelations of accounting abuse in telecommunications, media, energy and other industries.

We applaud your patience and commitment. Stories of executive malfeasance, depressed corporate earnings, anemic business demand for new technology and election year rhetoric can make it challenging for investors to separate fact from fiction.

In our view, the rebuilding of confidence in the domestic equity market will be a gradual, long-term process. Still, we are encouraged that some asset classes have provided modest portfolio diversification benefits during these tough times. In our view, mutual funds such as Scudder Emerging Markets Income Fund, which offer the opportunity to diversify a large-cap equity portfolio, make more sense than ever.

In managing Scudder Emerging Markets Income Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional market conditions. We are continually fine-tuning the fund's portfolio to take advantage of overlooked opportunities around the globe and maximize value for long-term investors.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr., President
Scudder Emerging Markets Income Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary October 31, 2002

Average Annual Total Returns**
Scudder Emerging Markets Income Fund	1-Year	3-Year	5-Year	Life of Class*
Class S	15.41%	11.95%	3.46%	7.26%
J.P. Morgan Emerging Markets Bond Index Plus++	7.10%	10.13%	7.58%	9.06%

Scudder Emerging Markets Income Fund	1-Year	Life of Class(a)
Class AARP	15.56%	9.08%
J.P. Morgan Emerging Markets Bond Index Plus++	7.10%	3.93%

Sources: Lipper, Inc. and Deutsche Asset Management

* The Fund commenced operations on December 31, 1993.
a On October 2, 2000 the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/02	$ 7.75	$ 7.74
10/31/01	$ 7.37	$ 7.36
Distribution Information: Twelve Months: Income Dividends	$ .71	$ .71
Latest Quarterly Income Dividend	$ .1450	$ .1450
SEC 30-day Yield+	9.59%	9.61%
Current Annualized Distribution Rate+	7.48%	7.49%

+ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings** - Emerging Markets Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	10	of	52	19
3-Year	25	of	46	54
5-Year	23	of	35	64

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment**
[] Scudder Emerging Markets Income Fund - Class S [] J.P. Morgan Emerging Markets Bond Index Plus++

Yearly periods ended October 31

Comparative Results**
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$11,541	$14,029	$11,852	$18,574
	Average annual total return	15.41%	11.95%	3.46%	7.26%
J.P. Morgan Emerging Markets Bond Index Plus++	Growth of $10,000	$10,710	$13,358	$14,408	$21,514
	Average annual total return	7.10%	10.13%	7.58%	9.06%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 31, 1993.
** Returns and rankings during the life of class period shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
++ The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Emerging Markets Income Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Emerging Markets Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Brett Diment

Managing Director of Deutsche Asset Management.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Over 12 years of investment industry experience.

• Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

Edwin Gutierrez

Vice President of Deutsche Asset Management.

• Member of Emerging Debt team: London.

• Joined Deutsche Asset Management in 2000 after 5 years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

• MsC, Georgetown University.

• Joined the fund in 2002.

Timothy C. Vile

Managing Director of Deutsche Asset Management.

• Joined Deutsche Asset Management in 1991 with 6 years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

• Joined the fund in 2002.

In the following interview, the portfolio management team discusses Scudder Emerging Markets Income Fund's strategy and the market environment for the 12-month period ended October 31, 2002.

Q: How would you describe the fund's market environment over the past 12 months?

A: Emerging markets were uneven over the past 12 months. The biggest story was the Brazilian elections. They dominated headlines and led to significant volatility in that country. Late in 2001 and early 2002, the backdrop for emerging markets was quite positive. Demand from investors was high, and economic fundamentals were strong. A number of countries that export oil benefited from rising oil prices. At the same time, low interest rates and expectations of global economic stabilization provided an encouraging backdrop.

Toward the middle of 2002, however, we saw a sharp correction in emerging-market fixed-income prices. Investors grew more and more nervous about these markets because of declining growth expectations. Continuing negative sentiment toward Brazil made them even more nervous. Skepticism over the sustainability of a rebound in US corporate earnings did little to ease investor fears. In Latin America, Brazil continued to dominate the markets. Political uncertainty surrounding the October presidential elections caused the market to reevaluate Brazil's debt. That is, this led to a decline in the value of Brazil's currency, the real. As Brazil's election approached, investors separated that country from other relatively strong and stable emerging markets such as Russia and Mexico. Initially, there was concern about a Brazilian default if the nongovernment candidate, Luiz Inácio Lula da Silva, was elected. However, as he adopted a more market-friendly tone, prices for that country's debt stopped falling. Meanwhile, increased political stability and strong oil prices helped Russia to perform strongly toward the end of the fund's fiscal year. Mexico also recovered after a volatile July, maintaining its status as a "flight-to-quality" country in Latin America. Now the market awaits word from Brazil about the type of economic team Lula will put in place.

Q: How did the fund perform over this period?

A: Scudder Emerging Markets Income Fund returned 15.41 percent (Class S shares) for the 12 months ended October 31, 2002. The JP Morgan Emerging Markets Bond Index Plus returned 7.10 percent. The fund's SEC 30-day yield was 9.61 percent (Class S shares) as of October 31, 2002.Scudder Emerging Markets Income Fund returned 15.26 percent (Class A shares, unadjusted for sales charges) for the 12 months ended October 31, 2002. The JP Morgan Emerging Markets Bond Index Plus returned 7.10 percent. The fund's SEC 30-day yield was 8.46 percent (Class A shares, unadjusted for sales charges) as of October 31, 2002.

Q: How did you achieve this return?

A: Early in the period, we had an optimistic view for emerging-market debt. The fund benefited from that outlook through its holdings of a number of higher-yielding credits, or debt instruments. Such credits tend to outperform in a market rally. However, the fund moved to a more defensive strategy as the market began to slow and uncertainty from Brazil increased. This meant larger positions in countries with higher credit quality, and a shift of some assets from Latin America into Eastern Europe.

Q: Specifically, where are you increasing the fund's positions now?

A: We have increased the fund's exposure to Ukraine while keeping a significant exposure to Russia. In our view, Ukraine continues to demonstrate solid economic stability. For example, it has substantially increased its reserved assets in relation to its external debt. More important, Ukraine has relatively low unemployment, low inflation and reasonable debt. Russia remains the fund's largest holding, and is viewed as a "safe-haven" among emerging markets. The country continues to build up assets while the recent strength in oil reinforces the optimistic economic outlook for Russia.

Q: How do you think the election of Luiz Inácio Lula da Silva as president of Brazil will affect Brazil in particular and emerging markets in general?

A: The outcome in Brazil remains very much uncertain. Brazilian markets have stabilized since Lula won. However, yields remain high. As more information about the transition team has become apparent, markets have calmed somewhat. It now appears to us that Lula will not be the radical of the past. He may cooperate with the IMF and meet the country's debt obligations. While he did win by a large margin, his party did not have resounding victories in other races. This means his desire for radical reform is not as universal as the presidential results alone might indicate. The real has rallied sharply, a further indication of improving market confidence. We remain cautious on the country and have kept the fund's allocation close to the benchmark's since before the election.

Q: Since the last report, there have been changes in the personnel managing the fund, as well as some differences in how the fund is managed. Could you discuss these changes?

A: You can find more information on the portfolio managers on page 6. The fund's investment strategy is based on fundamental research. We believe active management can add the most value by taking advantage of differences among - and constant changes in - emerging markets. To do this, we draw on our significant global resources as well as emerging-debt specialists in Singapore and Frankfurt. Our fixed-income team also includes specialists in emerging-market and high-yield debt, economics, credit quality, currencies as well as emerging-market stock analysts. We also have access to the resources of our parent company (Deutsche Bank), which has people located in each market in which we invest.

Our market forecasts are based on a close monitoring of flows of money, as well as any changes in supply and demand for debt. In addition, we use fundamental analysis to focus on key economic and political factors. On top of this, we have a "scenario analysis" in which we assign risk to each debt security. We use forward-looking risk scenarios because we have found that historic volatility and returns among different markets are frequently bad predictors of future risk characteristics. Based on this analysis, the largest positions in the portfolio are made up of credits with high expected return and low downside risk. Credits with high expected return and a high downside risk have only modest positions in the portfolio.

Q: What is your outlook for emerging-market debt as a whole over the coming months?

A: We think the prospects for the asset class remain favorable, at least while the Lula "honeymoon" continues. A responsible economic team in Brazil would help secure the longer-term outlook for Latin America. Overall, we believe external conditions remain key. While recent stability in global equity markets has helped, renewed weakness would likely hurt the performance of all emerging markets. A continuation of low interest rates by the US Federal Reserve Board and - possibly - the European Central Bank likely would provide the staging ground for further strong performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Asset Allocation	10/31/02	10/31/01

Debt Obligations	93%	100%
Loan Participations	4%	-
Cash Equivalents	3%	-
	100%	100%

Geographical (Excludes Cash Equivalents)	10/31/02	10/31/01

Russia	27%	21%
Brazil	19%	18%
Mexico	6%	18%
Venezuela	5%	3%
United States	5%	5%
Colombia	5%	6%
Bulgaria	4%	7%
Algeria	4%	-
Ukraine	4%	1%
Argentina	4%	-
Other	17%	21%
	100%	100%

Currency Exposure	10/31/02	10/31/01

United States	94%	100%
Euro	5%	-
British Pounds	1%	-
	100%	100%

Average Life (Excludes Cash Equivalents)	10/31/02	10/31/01

0 < 3 years	6%	11%
3 < 5 years	13%	10%
5 < 10 years	32%	60%
10+ years	49%	19%
	100%	100%

Asset Allocation, Geographical Diversification and Currency Exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Principal Amount ($) (c)	Value ($)

Bonds 85.1%
Argentina 3.1%
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	1,400,000	322,000
Series LELI, 10.0%, 6/25/2007* GBP	1,898,000	437,791
8.0%, 2/26/2008* EUR	650,000	109,362
9.75%, 9/19/2027*	3,300,000	630,449
11.375%, 3/15/2010*	1,800,000	378,000
11.375%, 1/30/2017*	1,300,000	299,000
11.75%, 4/7/2009*	5,960,000	1,370,800
11.75%, 6/15/2015*	700,000	143,935
12.375%, 2/21/2012*	1,100,000	242,000
		3,933,337
Brazil 16.9%
Federative Republic of Brazil:
8.875%, 4/15/2024	5,100,000	2,422,500
11.0%, 8/17/2040	14,400,000	7,740,000
Floating Rate Bond, LIBOR plus .8125%, 2.563%, Series L, 4/15/2009	5,400,000	2,916,000
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	14,130,430	8,239,878
		21,318,378
Bulgaria 3.8%
Republic of Bulgaria, 8.25%, 1/15/2015	4,500,000	4,798,125
Chile 2.0%
Republic of Chile, 7.125%, 1/11/2012	2,300,000	2,465,955
Colombia 4.4%
Republic of Colombia:
7.625%, 2/15/2007	700,000	623,000
8.625%, 4/1/2008	900,000	801,000
10.0%, 1/23/2012	1,200,000	1,083,000
10.5%, 7/9/2010	3,250,000	3,030,625
		5,537,625
Dominican Republic 1.6%
Central Bank of Dominican Republic, 9.5%, 9/27/2006	1,900,000	1,994,997
Ecuador 1.3%
Republic of Ecuador, Step-up Coupon, 6.0%, 8/15/2030	3,970,000	1,627,700
Ivory Coast 0.9%
Ivory Coast:
Step-Up Coupon, Series FFR, 1.9%, 3/29/2018* EUR	573,208	90,315
Step-Up Coupon, Series FRF, 2.0%, 3/29/2018* EUR	5,068,930	852,843
Step-Up Coupon, Series YR20, 2.0%, 3/29/2018*	1,400,000	217,000
		1,160,158
Malaysia 1.0%
Petronas Capital Ltd., 7.875%, 5/22/2022	1,200,000	1,247,488
Mexico 5.4%
United Mexican States:
7.5%, 3/8/2010 EUR	1,150,000	1,136,733
11.5%, 5/15/2026	4,400,000	5,687,000
Series A, Value Recovery Rights	10,611,000	33,955
		6,857,688
Nigeria 1.0%
Central Bank of Nigeria, 6.25%, 11/15/2020	2,000,000	1,235,000
Peru 1.9%
Republic of Peru, Floating Rate Conversion Interest Reduction Bond, Step-up Coupon, 4.5%, 3/7/2017	3,332,000	2,415,700
Romania 3.1%
Romania, 10.625%, 6/27/2008 EUR	3,400,000	3,866,363
Russia 24.0%
Russian Federation:
12.75%, 6/24/2028	4,875,000	6,288,750
Step-up Coupon, 5.0%, 3/31/2030	19,950,000	15,230,125
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	11,650,000	8,737,500
		30,256,375
Turkey 2.1%
Republic of Turkey:
11.875%, 1/15/2030	1,400,000	1,309,000
12.375%, 6/15/2009	1,300,000	1,322,750
		2,631,750
Ukraine 3.5%
Government of Ukraine, 11.0%, 3/15/2007	4,284,000	4,391,100
United States 4.5%
Pemex Master Trust, 8.625%, 2/1/2022	5,780,000	5,693,300
Venezuela 4.6%
Republic of Venezuela:
9.25%, 9/15/2027	1,850,000	1,271,875
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	3,300,000	2,631,750
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 2.875%, 12/18/2007	2,357,100	1,850,324
		5,753,949
Total Bonds (Cost $107,561,444)		107,184,988

Loan Participations 3.5%
Algeria
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.625%, 3/4/2010 (cost $4,569,652)	5,036,250	4,444,491

	Shares	Value ($)

Cash Equivalents 2.3%
Scudder Cash Management QP Trust 1.87% (b) (Cost $2,885,681)	2,885,681	2,885,681

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $115,016,777) (a)	90.9	114,515,160
Other Assets and Liabilities, Net	9.1	11,414,608
Net Assets	100.0	125,929,768

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $115,755,970. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $1,240,810. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,901,382 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,142,192.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro
GBP	British Pounds

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $115,016,777)	$ 114,515,160
Foreign currency, at value (cost $53,072)	53,234
Receivable for investments sold	16,422,144
Interest receivable	2,150,311
Receivable for Fund shares sold	49,384
Total assets	133,190,233
Liabilities
Payable for investments purchased	6,939,807
Payable for Fund shares redeemed	43,712
Net unrealized depreciation on forward foreign currency exchange contracts	39,782
Accrued management fee	94,889
Other accrued expenses and payables	142,275
Total liabilities	7,260,465
Net assets, at value	$ 125,929,768
Net Assets
Net assets consist of: Undistributed net investment income	186,279
Net unrealized appreciation (depreciation) on: Investments	(501,617)
Foreign currency related transactions	(40,782)
Accumulated net realized gain (loss)	(103,992,867)
Paid-in capital	230,278,755
Net assets, at value	$ 125,929,768

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($8,313,056 / 1,072,608 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.75
Class S Net Asset Value, offering and redemption price per share ($116,499,789 / 15,043,250 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.74
Class A Net Asset Value and redemption price per share ($499,896 / 64,612 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.74
Maximum offering price per share (100 / 95.5 of $7.74)	$ 8.10
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($531,647 / 68,528 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 7.76
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($85,380 / 11,004 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 7.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Interest	$ 12,925,811
Expenses: Management fee	1,300,337
Administrative fee	845,701
Distribution service fees	5,559
Directors' fees and expenses	5,801
Other	8,249
Total expenses	2,165,647
Net investment income	10,760,164
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,650,293
Written options	(178,593)
Foreign currency related transactions	(167,665)
8,304,035
Net unrealized appreciation (depreciation) during the period on: Investments	(1,238,250)
Written options	(42,735)
Foreign currency related transactions	(40,782)
(1,321,767)
Net gain (loss) on investment transactions	6,982,268
Net increase (decrease) in net assets resulting from operations	$ 17,742,432

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income	$ 10,760,164	$ 14,528,842
Net realized gain (loss) on investment transactions	8,304,035	(10,809,019)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,321,767)	3,731,375
Net increase (decrease) in net assets resulting from operations	17,742,432	7,451,198
Distributions to shareholders from: Net investment income: Class AARP	(661,053)	(336,517)
Class S	(10,890,199)	(15,791,497)
Class A	(117,345)	(2,480)
Class B	(18,326)	(47)
Class C	(3,853)	(45)
Fund share transactions: Proceeds from shares sold	43,182,183	61,804,073
Reinvestment of distributions	10,112,236	13,869,552
Cost of shares redeemed	(53,884,438)	(85,937,325)
Net increase (decrease) in net assets from Fund share transactions	(590,019)	(10,263,700)
Increase (decrease) in net assets	5,461,637	(18,943,088)
Net assets at beginning of period	120,468,131	139,411,219
Net assets at end of period (including undistributed net investment income of $186,279 and $1,248,657, respectively)	$ 125,929,768	$ 120,468,131

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended October 31,	2002[c]	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.37	$ 7.89	$ 8.01
Income from investment operations: Net investment income[b]	.65	.84	.05
Net realized and unrealized gain (loss) on investment transactions	.44	(.42)	(.17)
Total from investment operations	1.09	.42	(.12)
Less distributions from: Net investment income	(.71)	(.94)	-
Net asset value, end of period	$ 7.75	$ 7.37	$ 7.89
Total Return (%)	15.56	5.23	(1.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5.42
Ratio of expenses (%)	1.66	1.67	1.65*
Ratio of net investment income (%)	8.28	10.72	7.45*
Portfolio turnover rate (%)	734	685	338
~~[a]~~ For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2002[c]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 7.36	$ 7.89	$ 7.46	$ 7.04	$ 12.22
Income from investment operations: Net investment income[a]	.65	.84	.83	.63	1.04
Net realized and unrealized gain (loss) on investment transactions	.44	(.42)	.31	.49	(3.71)
Total from investment operations	1.09	.42	1.14	1.12	(2.67)
Less distributions from: Net investment income	(.71)	(.95)	(.71)	(.64)	(1.01)
Net realized gains on investment transactions	-	-	-	-	(1.50)
Tax return of capital	-	-	-	(.06)	-
Total distributions	(.71)	(.95)	(.71)	(.70)	(2.51)
Net asset value, end of period	$ 7.74	$ 7.36	$ 7.89	$ 7.46	$ 7.04
Total Return (%)	15.41	5.40	15.32	16.70	(27.60)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	116	139	192	214
Ratio of expenses before expense reductions (%)	1.66	1.67	1.72[b]	1.75	1.56
Ratio of expenses after expense reductions (%)	1.66	1.67	1.71[b]	1.75	1.56
Ratio of net investment income (%)	8.28	10.72	10.50	8.82	9.97
Portfolio turnover rate (%)	734	685	338	327	240
[a] Based on average shares outstanding during the period.
[b] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 1.67%.
[c] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward exchange contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $103,254,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 (36,662,000), October 31, 2007 ($54,248,000) and October 31, 2009 ($12,344,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ 154,571
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (103,254,000)
Unrealized appreciation (depreciation) on investments	$ (1,240,810)

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 11,690,776

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $876,358,261 and $886,357,230, respectively.

Transactions in written options for the year ended October 31, 2002, are summarized as follows:

	Number of Contracts	Premiums
Outstanding, beginning of period	2,750,000	$ 45,375
Options written	51,008,330	1,032,484
Options closed	(28,216,985)	(128,115)
Options expired	(25,541,345)	(949,744)
Outstanding, end of period	-	$ -

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.650%, 0.650%, 0.675%, 0.725% and 0.700% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class S	$ 788,655	$ 55,546
Class AARP	47,175	4,090
Class A	7,958	143
Class B	1,644	298
Class C	269	54
	$ 845,701	$ 60,131

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 1,701	$ 311
Class C	288	50
	$ 1,989	$ 361

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002
Class A	$ 2,907	$ 113
Class B	567	111
Class C	96	13
	$ 3,570	$ 237

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002 aggregated $1,025.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $188 and $524, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002 totaled $86,899 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

G. Forward Foreign Currency Commitments

As of October 31, 2002, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
USD	1,235,000	TRL	2,119,043,875,000	11/27/2002	$ (8,074)
EUR	1,190,000	USD	1,162,035	11/28/2002	(14,503)
EUR	4,800,000	USD	4,730,400	11/27/2002	(15,301)
GBP	380,000	USD	591,763	11/27/2002	(1,904)
					$ (39,782)

Currency Abbreviation
EUR	Euro	GBP	British Pounds
TRL	Turkish Lire	USD	US Dollar

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,042,089	$ 8,299,263	949,760	$ 7,433,634
Class S	2,590,586	20,467,273	6,375,300	50,598,991
Class A	1,748,790	13,379,761	503,227*	3,766,309*
Class B	112,424	896,545	539*	4,085*
Class C	17,359	139,341	129*	1,054*
		$ 43,182,183		$ 61,804,073
Shares issued to shareholders in reinvestment of distributions
Class AARP	70,199	$ 535,657	34,853	$ 266,089
Class S	1,234,142	9,449,330	1,766,593	13,603,321
Class A	15,681	114,546	7*	50*
Class B	1,278	9,671	6*	47*
Class C	395	3,032	6*	45*
		$ 10,112,236		$ 13,869,552
Shares redeemed
Class AARP	(669,581)	$ (5,193,659)	(407,599)	$ (3,129,074)
Class S	(4,511,203)	(35,339,919)	(10,037,808)	(79,080,106)
Class A	(1,701,547)	(12,933,818)	(501,546)*	(3,728,081)*
Class B	(45,710)	(360,417)	(9)*	(64)*
Class C	(6,886)	(56,625)	-	-*
		$ (53,884,438)		$ (85,937,325)
Net increase (decrease)
Class AARP	442,707	$ 3,641,261	577,014	$ 4,570,649
Class S	(686,475)	(5,423,316)	(1,895,915)	(14,877,795)
Class A	62,924	560,489	1,688*	38,278*
Class B	67,992	545,799	536*	4,068*
Class C	10,868	85,748	135*	1,100*
		$ (590,019)		$ (10,263,700)

* For the period from June 18, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

I. Change In Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $15,775 reduction in cost of securities and a corresponding $15,775 increase in net unrealized appreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $140,866, increase net unrealized appreciation by $22,712 and increase net realized gains (losses) by $118,154. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 13, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Director, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990), Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Director, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Director, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Director, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997), Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000). Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000), President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Brett Diment (32) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999), Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
William E. Holzer (53) Vice President, 1989-present	Managing Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Gerald J. Moran (63) Vice President, 1991-present	Managing Director of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 7, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735